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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 18, 1998


                              THE ST. JOE COMPANY
                              -------------------
             (Exact name of registrant as specified in its charter)


Florida                              1-10466           59-0432511
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(State or other jurisdiction of     (Commission        (I.R.S. Employer
Incorporation)                        File No.)         Identification No.)

Suite 400, 1650 Prudential Drive
Jacksonville, Florida                                       32207
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:        (904) 396-6600
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Item 5. Other Events

On September 18, 1998, the Company and the National Football League mutually agreed not to proceed with plans for the joint development, construction and operation of NFL entertainment centers, tentatively called NFLX. After extensive discussions and analysis, the Company and the NFL jointly decided not to pursue the project further.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      The St. Joe Company


Date   September 21, 1998             By:/Michael N. Regan/
     -------------------------           -------------------------------------
                                      Michael N. Regan
                                      Vice President Finance and Planning
                                      (Principal Financial Officer)